NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - August 29, 2007										Estimated Unpaid Down Time Days
ESTIMATED
		YEAR				ESTIMATED	CONTRACT
		BUILT /	WATER			CONTRACT	EXPIRATION	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	START DATE	DATE	($000)	COMMENTS	3Q-07	3Q-07	4Q-07
										A*	E**	E**

This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.
U.S. Gulf of Mexico (9)
Semisubmersibles (6)
										A*	E**	E**

Noble Clyde Boudreaux (b, c)	F&G 9500 Enhanced Pacesetter	1987/2007	10,000’	Alaminos Canyon 857	Shell	6/09/2007	6/08/2009	209-211		7

Noble Amos Runner (a)	Noble EVA 4000™	1982/1999	8,000’	Desoto Canyon 618	Anadarko/Dominion	3/05/2007	8/07/2007	329-331	On assignment from Kerr-McGee to Dominion.
				Mississippi Canyon 961	Anadarko/Hydro	8/08/2007	8/23/2007	386-388	95% of the effective operating dayrate ($313k-$314k) due to loop currents. (See comment immediately below)
				Walker Ridge 30 Shipyard	Anadarko/Hydro Anadarko/Marathon Anadarko Anadarko	8/24/2007 10/01/2007 1/01/2008 4/01/2008	9/30/2007 12/31/2007 3/31/2008 3/08/2011	407-409 407-409 — 434-436

Expect to enter shipyard in 1Q 2008 for +/- 90 days to upgrade to NC-5SM mooring standard (inclusive of work to complete hurricane damage repairs). In consideration of the NC-5SM upgrade, the indicated contract dayrates will result in an effective dayrate during the period of 8/08/2007 through 3/31/2008 of $329k-$331k, reduced to 95% of the operating dayrate for the first 60 days in the shipyard ($313k-$314k) and 80% of the operating dayrate for any days in the shipyard beyond 60 days ($263k-$265k).

Noble Jim Thompson (b)	Noble EVA 4000™	1984/1999	6,000’	Viosca Knoll 783	Shell	3/01/2007	2/28/2009	424-426

Noble Max Smith (a)	Noble EVA 4000™	1980/1999	6,000’	Green Canyon 949 Shipyard Bay of Campeche	Hess Corp/Woodside Pemex	3/20/2006 4/01/2008 7/11/2008	3/31/2008 7/10/2008 7/12/2011	304-306 — 483-485	Expected to enter the shipyard in 2Q 2008 for +/- 100 days for regulatory inspections/contract preparation.

Noble Paul Romano (a)	Noble EVA 4000™	1981/1998	6,000’	Green Canyon 652	Anadarko/BHP	5/10/2007	7/19/2007	385-386
					Anadarko/Shipyard Anadarko/BHP	7/20/2007 10/21/2007	10/20/2007 12/31/2008	— 434-436	Entered shipyard in July 2007 for +/- 90 days to upgrade to NC-5SM mooring standard (inclusive of work to complete hurricane damage repairs). In consideration of the NC-5SM upgrade, the indicated contract dayrates will result in an effective dayrate during the period 7/01/2006 through 9/20/2007 of $324k-$326k, reduced to 95% of the operating dayrate for the first 60 days in the shipyard ($308k-$309k) and from 9/21/2007 through 10/20/2007, approximately 80% of the new operating dayrate.

Noble Lorris Bouzigard (c)	Pentagone 85	1975/2003	4,000’	Garden Banks 195	Mariner	1/26/2007	3/31/2008	172-173

Submersibles (3)

Noble Joe Alford	Pace Marine 85G	1982/2006	70’-C	High Island 233 High Island 233 West Cameron 29	Mariner Mariner	1/20/2007 7/27/2007 8/16/2007	7/26/2007 8/15/2007 9/30/2007	84-86 59-61 —	One well extension. Anticipate +/- 46 days of downtime in 3Q 2007 for upgrades.	16	30

Noble Lester Pettus	Pace Marine 85G	1982/2007	70’-C	S. Timbalier 20 West Cameron 31	Idle LLOG	7/01/2007 8/05/2007	8/04/2007 10/02/2007	— 59-61	Idle.	34

Noble Fri Rodli	Transworld	1979/1998	70’-C	S. Timbalier 75	Bois d’Arc	12/27/2006	7/01/2007	84-86
					Shipyard	7/02/2007	7/18/2007	—		16
				East Cameron 61	LLOG	7/19/2007	11/01/2007	69-71	Two wells +/-90 days.

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - August 29, 2007										Estimated Unpaid Down Time Days
ESTIMATED
		YEAR				ESTIMATED	CONTRACT
		BUILT /	WATER			CONTRACT	EXPIRATION	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	START DATE	DATE	($000)	COMMENTS	3Q-07	3Q-07	4Q-07
										A*	E**	E**

This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.
International (54) (d)
Mexico Jackups (10) (e)
										A*	E**	E**

Noble Bill Jennings	MLT Class 84-E.R.C.	1975/1997	390’-IC	Bay of Campeche	Pemex	6/19/2007	6/17/2008	185-187

Noble Eddie Paul	MLT Class 84-E.R.C.	1976/1995	390’-IC	Bay of Campeche	Pemex	6/05/2007	12/03/2009	177-179

Noble Leonard Jones	MLT Class 53-E.R.C.	1972/1998	390’-IC	Bay of Campeche	Pemex	6/24/2007	12/22/2009	185-187

Noble Johnnie Hoffman	Baker Marine BMC 300	1976/1993	300’-IC	Bay of Campeche	Pemex	7/07/2005	7/06/2007	64-65
					Shipyard	7/07/2007	10/19/2007	—	Anticipate +/- 105 days of downtime in 3Q 2007/4Q 2007 for rig modifications and regulatory inspection.	53	33	19
					Pemex	10/20/2007	4/14/2010	170-172

Noble Gene Rosser	Levingston Class 111-C	1977/1996	300’-IC	Bay of Campeche	Pemex	11/01/2006	12/20/2007	166-168	Anticipate +/-7 days of downtime in 4Q 2007 for regulatory inspection.			7
					Pemex	12/21/2007	6/20/2010	170-172

Noble John Sandifer	Levingston Class 111-C	1975/1995	300’-IC	Bay of Campeche	Shipyard	6/16/2007	9/19/2007	—	Anticipate +/- 96 days of downtime in 2Q 2007 (15 days actual)/3Q 2007 for rig modifications and regulatory inspection.	60	21
					Pemex	9/20/2007	3/20/2010	170-172

Noble Lewis Dugger	Levingston Class 111-C	1977/1997	300’-IC	Bay of Campeche	Pemex	6/20/2007	6/17/2008	170-172

Noble Sam Noble	Levingston Class 111-C	1982	300’-IC	Bay of Campeche	Pemex	9/21/2005	9/20/2007	64-65	Anticipate +/- 10 days of downtime in 3Q 2007 for regulatory inspection.		10
					Pemex	9/21/2007	3/21/2010	170-172

Noble Earl Frederickson	MLT Class 82-SD-C	1979/1999	250’-IC	Bay of Campeche	Pemex	5/02/2007	4/30/2008	149-151

Noble Tom Jobe	MLT Class 82-SD-C	1982	250’-IC	Bay of Campeche	Pemex	4/07/2006	8/07/2007	119-121
				Bay of Campeche	Pemex	8/08/2007	8/06/2008	149-151

Brazil Semisubmersibles (2)

Noble Paul Wolff	Noble EVA 4000™	1981/1999/ 2006	10,000’-DP	Brazil	Petrobras	1/01/2006	12/31/2007	163-165	Eligible for a maximum 20% performance bonus.
				Brazil	Petrobras	1/01/2008	12/31/2009	213-215	Rate contingent upon upgrade of unit to 10,000’ water depth capability utilizing aluminum alloy riser. Eligible for a maximum 15% performance bonus.
				Brazil	Petrobras — Downtime Extension	1/01/2010	7/06/2010	213-215	Petrobras can extend contract for contractor responsible downtime (to date — 186 days including shipyard downtime days). Anticipated contract./dayrate expiration assuming Petrobras extension for contractor responsible downtime. Eligible for a maximum 15% performance bonus.

Noble Therald Martin (c)	Pentagone 85	1977/2004	4,000’	Brazil	Petrobras	4/11/2007	8/31/2008	113-115	Resume 22 month contract with Petrobras. Eligible for a maximum 15% performance bonus.	6
				Brazil	Petrobras	9/01/2008	9/30/2009	113-115	13-month priced option. Customer will pay lump sum reimbursement amount and demob if option is not exercised. Eligible for a maximum 15% performance bonus.
				Brazil	Petrobras	10/01/2009	10/31/2010	113-115	13-month priced option. Customer will pay lump sum reimbursement amount and demob if option is not exercised. Eligible for a maximum 15% performance bonus.

Brazil Drillships (3)

Noble Roger Eason (c)	NAM Nedlloyd-C	1977/2005	7,200’-DP	Brazil	Petrobras	3/16/2007	3/15/2010	136-138	Eligible for a maximum 15% performance bonus.
				Brazil	Petrobras — Downtime Extension	3/16/2010	8/06/2010	136-138	Petrobras can extend contract for contractor responsible downtime (to date — 144 days). Anticipated contract/dayrate expiration assuming Petrobras extension for contractor responsible downtime. Eligible for a maximum 15% performance bonus.	5

Noble Leo Segerius (c)	Gusto Engineering Pelican Class	1981/2002	5,600’-DP	Brazil	Petrobras	7/01/2006	6/13/2008	123-125	Anticipate +/- 42 days of downtime commencing +/- 3Q 2007/ 4Q2007 for regulatory inspection and refurbishments. Eligible for a maximum 10% performance bonus.		31	11
				Brazil	Chevron	6/14/2008	1/13/2009	524-526

Noble Muravlenko	Gusto Engineering Pelican Class	1982/1997	4,900’-DP	Brazil	Petrobras	3/18/2007	3/17/2009	119-121	Eligible for a maximum 15% performance bonus.
				Brazil	Petrobras — Downtime Extension	3/18/2009	4/20/2009	119-121	Petrobras can extend contract for contractor responsible downtime (to date — 33 days). Anticipated contract/dayrate expiration assuming Petrobras extension for contractor responsible downtime. Eligible for a maximum 15% performance bonus. Note: The entity that owns the rig is fully consolidated; however, there is a minority interest holder for 18%.	2

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - August 29, 2007										Estimated Unpaid Down Time Days
							ESTIMATED
		YEAR				ESTIMATED	CONTRACT
		BUILT /	WATER			CONTRACT	EXPIRATION	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	START DATE	DATE	($000)	COMMENTS	3Q-07	3Q-07	4Q-07

										A*	E**	E**

This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.
North Sea Semisubmersible (1)
										A*	E**	E**

Noble Ton van Langeveld	Offshore Co. SCP III Mark 2	1979/2000	1,500’	United Kingdom	Venture Venture	6/29/2007 6/29/2008	6/28/2008 6/28/2009	247-248 359-361

North Sea Jackups (7)

Noble Julie Robertson	Baker Marine Europe Class	1981/2001	390’-IC (f)	United Kingdom	Venture Venture	12/13/2006 9/14/2007	9/13/2007 9/14/2008	109-110 164-166

Noble Al White	CFEM T-2005-C	1982/2005	360’-IC	United Kingdom United Kingdom	RWE RWE — Options	4/16/2007 11/23/2007	11/22/2007 6/30/2008	124-126 124-126	Two option wells exercised. Each well is +/- 110 days. Options: Assume two remaining option wells are exercised. Estimated time for each well is +/- 110 days.

Noble Byron Welliver	CFEM T-2005-C	1982	300’-IC	Denmark	Maersk Maersk Maersk — Options Maersk — Options	3/09/2006 9/04/2007 9/04/2008 9/04/2009	9/03/2007 9/03/2008 9/03/2009 9/03/2010	83-85 181-183 209-211 219-221

Noble Lynda Bossler	MSC/CJ-46	1982	250’-IC	Netherlands Netherlands Netherlands	Wintershall Wintershall Cirrus Energy	1/01/2007 1/01/2008 7/01/2008	12/31/2007 6/30/2008 8/22/2008	142-143 219-221 219-221	Option for an additional +/- 100 days at $219k-$221k/day must be declared before 1/01/2008.

Noble Piet van Ede	MSC/CJ-46	1982	250’-IC	Netherlands Netherlands	Gaz de France Gaz de France	1/01/2007 1/01/2008	12/31/2007 6/30/2008	183-185 204-206

Noble Ronald Hoope	MSC/CJ-46	1982	250’-IC	Netherlands Netherlands	Gaz de France Gaz de France	1/01/2007 1/01/2008	12/31/2007 6/30/2008	183-185 204-206

Noble George Sauvageau	NAM Nedlloyd-C	1981	250’-IC	Denmark Netherlands Netherlands	Dong Chevron Wintershall	5/21/2007 8/12/2007 1/01/2008	8/11/2007 12/31/2007 12/31/2008	237-239 234-236 224-226	Contract is for a minimum of 120 days, maximum of 180 days.

West Africa Semisubmersible (1)

Noble Homer Ferrington	F&G 9500 Enhanced Pacesetter	1985/2004	6,000’	Nigeria Cote d’lvoire	ExxonMobil CNR International	11/29/2004 1/01/2008	12/31/2007 12/31/2008	128-130 433-435	ExxonMobil has exercised all of its options for eight additional wells, which will extend the contract through +/- 12/31/2007.
									One year contract with Anadarko (reassigned to CNR International for work in Cote d’Ivoire) following release from ExxonMobil.

West Africa Jackups (7)

Noble Percy Johns	F&G L-780 MOD II	1981/1995	300’-IC	Nigeria	ExxonMobil	3/28/2007	3/27/2009	170-171

Noble Roy Butler	F&G L-780 MOD II	1982/1998	300’-IC (g)	Nigeria	Chevron Shipyard	5/15/2006 12/05/2007	12/04/2007 2/13/2008	129-131 —	Anticipate +/- 70 days of downtime in 4Q 2007/1Q 2008 for regulatory inspection and upgrades. Chevron has exercised an early termination right.			27

Noble Tommy Craighead	F&G L-780 MOD II	1982/2003	300’-IC	Nigeria	Addax	1/18/2007	1/17/2009	170-171	Anticipate +/- four days of downtime in 4Q 2007 for equipment upgrades.			4

Noble Carl Norberg	MLT Class 82-C	1976/2003	250’-IC	Equatorial Guinea	Hess	8/01/2006	4/22/2008	73-75

Noble Ed Noble	MLT Class 82-SD-C	1984/2003	250’-IC	Nigeria	ExxonMobil	9/03/2006	9/02/2008	160-161

Noble Lloyd Noble	MLT Class 82-SD-C	1983/1990	250’-IC	Nigeria	Chevron	5/21/2006	7/13/2008	127-129

Noble Don Walker	Baker Marine BMC 150-SD	1982/1992	150’-IC	Nigeria	Shell	7/01/2007	04/23/2008	164-166

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - August 29, 2007										Estimated Unpaid Down Time Days
ESTIMATED
		YEAR				ESTIMATED	CONTRACT
		BUILT /	WATER			CONTRACT	EXPIRATION	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	START DATE	DATE	($000)	COMMENTS	3Q-07	3Q-07	4Q-07
										A*	E**	E**
This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.
Arabian Gulf Jackups (14)										A*	E**	E**

Noble George McLeod	F&G L-780 MOD II	1981/1995	300’-IC	UAE (Abu Dhabi)	NDC	2/10/2007	8/25/2007	51-52
				UAE (Sharjah) Qatar	Shipyard RasGas	8/26/2007 10/19/2007	10/18/2007 3/07/2008	— 159-161	Received letter of intent for a minimum of 140 days; maximum of 210 days.		35	18

Noble Jimmy Puckett	F&G L-780 MOD II	1982/2002	300’-IC	Qatar	RasGas	6/08/2007	9/14/2007	59-61
				UAE (Sharjah)	RasGas — Standby	9/15/2007	11/01/2007	45-48	Standby waiting on platform, will perform RasGas paid upgrades and regulatory inspections during standby period.
				Qatar	RasGas — Options	11/02/2007	1/31/2009	59-61	Exercised seven option wells @ $59k-$61k/day; each well is +/- 65 days. Remaining options not yet exercised: One well @ $59k-$61k, nine wells @ $65k-$67k/day and nine wells @ $71k-$73k/day. Estimated time to complete each well is +/- 65 days.

Noble Kenneth Delaney	F&G L-780 MOD II	1983/1998	300’-IC	UAE (Sharjah)	Shipyard	5/12/2007	7/09/2007	—		9
				Qatar	QatarGas 3 & 4	7/10/2007	7/31/2008	98-100	Under contract to QatarGas 3 & 4 for remainder of 700-day contract. (see Noble Dick Favor comments).
				Qatar	QatarGas 3 & 4	8/01/2008	4/08/2009	194-196	Contract extension for a minimum of 250 days, maximum of 310 days.

Noble Gus Androes	Levingston Class 111-C	1982/2004	300’-IC	UAE (Abu Dhabi)	Total ABK — Extension	4/04/2007	9/30/2007	74-76	Six-month extension.
				UAE (Abu Dhabi)	Total ABK — Extension	10/01/2007	3/31/2008	81-83	Extensions: Renewable every six months, dayrate increases/decreases capped at 10%. Extension agreement ends 12/31/2010,

Noble Harvey Duhaney	Levingston Class 111-C	1976/2001	300’-IC	Qatar	Total	1/05/2007	3/24/2008	84-86
				Qatar	Total	3/25/2008	3/24/2009	98-100

Noble Mark Burns	Levingston Class 111-C	1980/2005	300’-IC	Qatar	RasGas	3/07/2007	10/30/2007	71-81	Exercised three option wells (two wells @ $71k-$73k/day, one well @ $79k-$81k/day).
				UAE (Dubai)	Dubai Petroleum	10/31/2007	10/30/2009	#	Rate withheld at request of operator.

Noble Roy Rhodes (h)	MLT 116-C	1979	300’-IC (h)	UAE (Dubai)	Dubai Petroleum	2/07/2007	2/06/2008	#	Rate withheld at request of operator. Anticipate +/- 28 days of downtime in 4Q 2007/1Q 2008 for regulatory inspections.			21
				UAE (Dubai)	Dubai Petroleum	2/07/2008	2/06/2009	#	Rate withheld at request of operator.

Noble Cees van Diemen	Modec 300C-38	1981/2004	300’-IC	Qatar	RasGas	9/23/2004	3/01/2008	59-61	Initial contract for eight wells plus five option wells (four wells exercised to-date; one option well relinquished).

Noble David Tinsley	Modec 300C-38	1981/2004	300’-IC	Qatar	RasGas	1/23/2007	10/31/2007	54-56
				Qatar	RasGas	11/01/2007	7/30/2008	61-63

Noble Gene House	Modec 300C-38	1981/1998	300’-IC	Qatar	Shell	2/08/2007	10/14/2007	102-104	One well estimated +/- 164 days bridging until Noble Roger Lewis delivery.
				Qatar	Shell	10/15/2007	7/14/2008	160-162	273 day contract to commence upon delivery of Noble Roger Lewis.

Noble Charles Copeland	MLT Class 82-SD-C	1979/2001	280’-IC	Qatar	RasGas	10/07/2005	4/30/2007	76-78
				Qatar	RasGas	5/01/2007	2/28/2008	82-89	Exercised four option wells (two wells @ $82k-$84k/day, two wells @ $87k-$89k/day). Estimated time to complete each well is 45-60 days.
				Qatar	RasGas	3/01/2008	11/28/2008	87-89	Remaining option wells exercised from the Noble Mark Burns. Estimated time to complete each well is 60-90 days.

Noble Chuck Syring	MLT Class 82-C	1976/1996	250’-IC	Qatar Qatar	Maersk Maersk	11/12/2006 11/12/2007	11/11/2007 11/11/2009	119-121 159-161

Noble Dhabi II	Baker Marine BMC 150	1982	150'-IC	UAE (Abu Dhabi)	ADOC	7/15/2006	7/14/2008	59-60

Noble Dick Favor	Baker Marine BMC 150	1982/2004	150’-IC	Qatar	QatarGas 3 & 4	8/10/2006	7/04/2007	91-93	700-day contract with QatarGas 3 & 4 commenced 8/10/2006. The Noble Dick Favor will be utilized only for the first 270-300 days of this contract. The remaining balance of days for this contract will be with the Noble Kenneth Delaney.
				Qatar	QatarGas 3 & 4	7/05/2007	12/31/2007	159-161	Contract extension from the date of arrival of Noble Kenneth Delaney to the end of 2007.
				Qatar	QatarGas 3 & 4	1/01/2008	10/01/2008	159-161	Contract extension.

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - August 29, 2007										Estimated Unpaid Down Time Days
ESTIMATED
		YEAR				ESTIMATED	CONTRACT
		BUILT /	WATER			CONTRACT	EXPIRATION	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	START DATE	DATE	($000)	COMMENTS	3Q-07	3Q-07	4Q-07
										A*	E**	E**
This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.
India Jackups (2) (e)										A*	E**	E**

Noble Ed Holt	Levingston Class 111-C	1981/2003	300’-IC	India	Jindal/ONGC	1/15/2007	7/29/2009	82-83	Rig bareboat chartered to Jindal which contracted with ONGC.

Noble Charlie Yester	MLT 116-C	1980	300’-IC	India	Jindal/ONGC	1/30/2007	1/29/2010	130-131	Rig bareboat chartered to Jindal which contracted with ONGC.

Far East Semisubmersibles (3)

Noble Dave Beard	F&G 9500 Enhanced Pacesetter	1986/2008	10,000’-DP	Dalian, China - DSIC	Shipyard		10/31/2008	—	Five-year contract with Petrobras. Eligible for a maximum 15% bonus.
				In-transit	Petrobras	11/01/2008	1/14/2009	208-210
				Brazil	Petrobras	1/15/2009	1/14/2014	219-220

Noble Danny Adkins — Newbuild	Bingo 9000	1999/2009	12,000’-DP	Singapore - Jurong	Shipyard		3/31/2009	—	Four-year contract with Shell following upgrade of baredeck hull to 12,000’ water depth capability.
				U.S. Gulf	Shell	4/01/2009	3/31/2013	429-431	Rate reflects an increase due to equipment upgrades.

Noble Jim Day (Noble Bingo 9000 Rig 4) — Newbuild	Bingo 9000	1999/2009	12,000’-DP	Singapore - Jurong	Shipyard		12/15/2009	—
				U.S. Gulf	Marathon	12/16/2009	12/15/2011	514-516	Received letter of intent from Marathon for two-year contract.

Far East Jackups (3)

Noble Roger Lewis — Newbuild	F&G JU2000-E	2007	400’-IC	Dalian, China - DSIC	Shipyard		8/31/2007	—
				In-transit	Shell	9/01/2007	10/14/2007	40-42
				Qatar	Shell	10/15/2007	10/14/2009	104-106	Two-year contract with Shell.

Noble Hans Deul — Newbuild	F&G JU2000-E	2008	400’-IC	Dalian, China - DSIC	Shipyard		7/31/2008	—
				In-transit	Shell	8/01/2008	10/15/2008	34-36
				North Sea	Shell	10/16/2008	10/15/2010	104-106	Two-year contract with Shell.

Noble Scott Marks — Newbuild	F&G JU2000-E	2009	400’-IC	Dalian, China - DSIC	Shipyard		6/30/2009	—
				In-transit	Venture	7/01/2009	8/31/2009	TBD	Two-year contract with Venture.
				North Sea	Venture	9/01/2009	8/31/2011	209-211

										208	160	107

										2007 Total		856

(a)	Unit will be upgraded to the NC-5SM mooring standard.

(b)	Unit has been upgraded to the NC-5SM mooring standard.

(c)	Rig utilizes the Aluminum Alloy Riser technology.

(d)	The amount shown in the “Dayrate” column reflects the full daywork operating rate payable to the Company by the operator as provided in the applicable drilling contract unless specified otherwise. In various international markets, the Company contracts with certain parties for the provision of certain local services and advice. Compensation paid to such parties by the Company typically is based on a percentage of the drilling contract’s daywork operating rate, and the Company accounts for such payments in its financial statements in the contract drilling services operating costs and expenses line item.

(e)	Listed rigs are modified bareboat charter; cost structure varies by region.

(f)	Leg extensions fabricated to enable the rig to operate in up to 390’ of water in a non-harsh environment.

(g)	Rig is currently equipped to operate in 250’ of water. Leg extensions fabricated to enable the rig to operate in up to 300’ of water.

(h)	Rig is currently equipped to operate in 250’ of water.

**	E = Estimated; *A = Actual

# =	Rate withheld at request of operator.

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.